UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  November 29, 2004
                                                        -----------------

                              PROGRESS ENERGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                 North Carolina
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                 (State or Other Jurisdiction of Incorporation)

                 1-15929                          56-2155481
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        (Commission File Number)       (IRS Employer Identification No.)


          410 S. Wilmington Street, Raleigh, North Carolina 27601-1748
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               (Address of Principal Executive Offices)     (Zip Code)

                                  919-546-6111
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

     The information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. ("Progress Energy") that the information is material or that the dissemination of the information is required by Regulation FD.

     On November 29, 2004, Progress Energy issued a Quarterly Report to Holders of Contingent Value Obligations for the Quarter Ended September 30, 2004. A copy of the CVO Report, which was prepared on November 15, 2004, is being furnished as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 7.01.

     Progress Energy regards any information provided in the CVO Report to be current and accurate only as of the date of the CVO Report and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

     This report, including the CVO Report, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in or implied by the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include but are not limited to, the following: factors affecting the synthetic fuel plants, including cash flows derived from the synthetic fuel plants, market acceptance of synthetic fuel, competition from competing products, impacts of environmental regulations on potential buyers of synthetic fuel, and income tax issues related to synthetic fuel tax credits, including a determination from governmental authorities that Progress Energy does not qualify for Section 29 tax credits for its synthetic fuel facilities. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of Progress Energy. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the effect of each such factor on Progress Energy.

     Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

     99.1 Quarterly Report to Holders of Contingent Value Obligations for the Quarter Ended September 30, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROGRESS ENERGY, INC.
                                            ---------------------
                                                 Registrant



                                   By:      /s/Robert H. Bazemore, Jr.
                                            --------------------------
                                            Robert H. Bazemore, Jr.
                                            Chief Accounting Officer and
                                            Controller

Date:  November 29, 2004

                                  EXHIBIT INDEX

Exhibit No.    Exhibit Description
-----------    -------------------

99.1           Quarterly Report to Holders of Contingent Value
               Obligations for the Quarter Ended September 30, 2004